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                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
                   INSTITUTIONAL SHARES AND INVESTOR SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2002

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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Institutional Short Term Treasury Fund (the "Fund"), dated February 1, 2002, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call one of the following numbers:


                    In New York City--Call 1-718-895-1605
            Outside New York State--Call Toll Free 1-800-346-3621


      Individuals or entities for whom institutions may purchase or redeem Fund shares may write to the Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of the Fund's Prospectus.

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                        PAGE


Description of the Fund.................................................B-2
Management of the Fund..................................................B-5
Management Arrangements.................................................B-9
How to Buy Shares.......................................................B-12
Service Plan............................................................B-13
Shareholder Services Plan...............................................B-14
How to Redeem Shares....................................................B-15
Shareholder Services....................................................B-16
Determination of Net Asset Value........................................B-17
Dividends, Distributions and Taxes......................................B-17
Portfolio Transactions..................................................B-18
Performance Information.................................................B-18
Information About the Fund..............................................B-20
Counsel and Independent Auditors........................................B-21



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                             DESCRIPTION OF THE FUND

     The Fund is a Massachusetts business trust that commenced operations on October 29, 1993. The Fund is an open-end management investment company, known as a mutual fund. The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities (other than U.S. Government securities) of any single issuer.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     U.S. TREASURY SECURITIES. U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund intends to enter into only repurchase agreements with maturities not exceeding the next business day. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

INVESTMENT TECHNIQUES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interests, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments of short maturity.


     BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. In addition, the Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in cerain cases, interest costs may exceed the return received on the securities purchased.

     WHEN-ISSUED SECURITIES. U.S. Treasury securities purchased by the Fund frequently are offered on a when-issued basis, which means that delivery and payment take place a number of days after the date of commitment to purchase . The payment obligation and the interest rate receivable on a when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued basis prior to its stated delivery date. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


     INVESTMENT RESTRICTIONS. The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     2. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restrictions Nos. 1, 3 and 9 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     10.    Purchase, sell or write puts, calls or combinations thereof.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.


     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 3, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.


                             MANAGEMENT OF THE FUND


      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with the Fund and those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      Mellon Bank, N.A............................Custodian

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND


JOSEPH S. DIMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, Plan Vista Corporation (formerly, HealthPlan Services), a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 58 years old and his address is 200 Park Avenue, New York, New York 10166.


LUCY WILSON BENSON, BOARD MEMBER. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of The International Executive Services Corps. She is also Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1987 to 2000, Mrs. Benson was a director of COMSAT Corporation and was a Trustee of the Alfred P. Sloan Foundation from 1975 to 1977 and from 1981 to 2000. She was also a member of the Board of Trustees of Lafayette College from 1985 to 2000 for which she served as Vice Chairman of the Board of Trustees from 1990 to 2000. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation; from 1990 to 1998, she was a director of General RE Corporation; and from 1987 to 1999, she was a director of Logistics Management Institute. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State of Security Assistance, Science and Technology. She is 74 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE, BOARD MEMBER. Board member of various funds in the Dreyfus
      Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 65 years old and his address is Box 654, Eastham, Massachusetts 02642.

MARTIN D. FIFE, BOARD MEMBER. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 74 years old and his address is 25 Central Park West, New York, New York 10023.

WHITNEY I. GERARD, BOARD MEMBER.  Partner of the New York City law firm of
      Chadbourne & Parke LLP. He is 67 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ARTHUR A. HARTMAN, BOARD MEMBER.  Senior consultant with APCO Associates
      Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He sits on the Boards of Ford Meter Box Corporation and is a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund. He is a former President of the Harvard Board of Overseers. He is 75 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, BOARD MEMBER.  An economist and Senior Fellow at the
      Brookings Institution since 1969. He is co-director of the Brookings panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 68 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

      Currently, the Fund pays its Board members its allocated portion of an annual retainer of $45,000 and a per meeting fee of $5,000 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 10 other funds (comprised of 14 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2001, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2001, pursuant to the compensation schedule then in effect, were as follows:


                                                    Total Compensation
                         Aggregate                  From Fund and
Name of Board            Compensation               Fund Complex
Board Member             From Fund                  Paid to Board Member
-------------------      -------------              -------------------


Joseph S. DiMartino        $132                    $810,313 (190)

Lucy Wilson Benson         $100                    $116,500 (34)

David W. Burke             $100                    $259,000 (59)

Martin D. Fife             $100                    $70,500   (16)

Whitney I. Gerard          $100                    $70,500  (16)

Arthur A. Hartman          $93                     $70,000  (16)

George L. Perry            $100                    $70,500  (16)

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*     Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.


** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,034 for all Board members as a group.


OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT. Chairman of the Board, Chief Executive Officer,
      Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.


CHARLES CARDONA, EXECUTIVE VICE PRESIDENT. Executive Vice President of the
      Distributor, President of Dreyfus Institutional Services Division, a division of the Distributor, and an officer of 11 investment companies (comprised of 13 portfolios) managed by the Manager. He is 46 years old.

MARK N. JACOBS, VICE PRESIDENT.  Executive Vice President, Secretary and
      General Counsel of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old.

JAMES WINDELS, TREASURER. Senior Accounting Manager - Equity Funds of the
      Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the manager. He is 43 years old.


MICHAEL A. ROSENBERG, SECRETARY. Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old.


STEVEN F. NEWMAN, SECRETARY.  Associate General Counsel and Assistant
      Secretary of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old.


ROBERT R. MULLERY, ASSISTANT SECRETARY.  Associate General Counsel of the
      Manager, and an officer of 20 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old.


WILLIAM MCDOWELL, ASSISTANT TREASURER. Senior Accounting Manager - Taxable Fixed
      Income of the Manager, and an officer of other investment companies managed by the Manager. He is 42 years old.

KENNETH J. SANDGREN, ASSISTANT TREASURER.  Mutual Funds Tax Director of the
      Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares on January 22, 2002.

      The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding shares on January 22, 2002:


INSTITUTIONAL SHARES -McWood & Co., First Citizens Bank and Trust, P.O. Box 29522, Raleigh, NC 27626-0522 - 59.0482%; and AI Leasing II Inc., 198 Van
Buren St., Ste 300, Herndon, VA 20170-5338 - 15.5123%.

INVESTOR SHARES - Jore International Inc., 6700 W. Marginal Way SW, Seattle, WA 98106-1930-15.2706%; Victoria Towing, Inc., 6700 W. Marginal Way SW, Seattle, WA 98106-1930 - 13.2558%; Lynspen & Co., P.O. Box 830804,
Birmingham, AL 35283-0804 - 10.3035%; National Investors Services Corp., 55 WATER ST., 32ND Fl, New York, NY 10041-0028 - 9.9793%; The Community Foundation for Greater Atlantic/NC, The Hurt Building Ste. 449, Atlanta, GA 30303 - 7.8716%;, and City of Naples, 735 8TH St. S, Naples, FL 34102-6796 -
6.0481%.

      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President, and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President - Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

     The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Michael Hoeh, Roger King, John Koerber, and Gerald Thunelius. The Manager also maintains a research department with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.



      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in funds they manage or for which they otherwise provide investment advice.


      As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.20% of the value of the Fund's average daily net assets. The management fees paid to the Manager for the fiscal years ended September 30, 1999, 2000 and 2001 amounted to $129,405, $72,636, and $42,162 respectively.

      Unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of 0.20% of the Fund's average daily net assets and (ii) as to Investor Shares only, payments made pursuant to the Fund's Service Plan at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Investor Shares. See "Service Plan."

      In addition, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      The Distributor, however, may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, MA 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

      The Fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing Fund shares have agreed to transmit copies of the Fund's Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the shares were purchased, to the extent required by law.

      The minimum initial investment is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the Fund, Dreyfus Institutional Yield Advantage Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

      Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.


      Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by phone or to determine whether their computer facilities are compatible with the Fund's, investors should call Dreyfus Institutional Services Division at one of the telephone numbers listed on the cover.


      Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.



      The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."


                                  SERVICE PLAN
                             (Investor Shares Only)


     The Fund's Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Service Plan, the Fund pays the Distributor for distributing Investor Shares, for advertising and marketing Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts ("Servicing"), at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Investor Shares. The Distributor may pay one or more Service Agents a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, Service Agents will provide holders of Investor Shares a consolidated statement and checkwriting privileges. The fee payable for Servicing is intended to be a "service fee" as defined under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. The fees payable under the Service Plan are payable without regard to actual expenses incurred.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which holders of Investor Shares may bear pursuant to the Service Plan without the approval of the holders of Investor Shares and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of the Investor Shares.

      For the fiscal year ended September 30, 2001, pursuant to the Service Plan, the Investor Shares of the Fund was paid $14,319 for payments made to Service Agents for distributing Investor Shares and Servicing.


                            SHAREHOLDER SERVICES PLAN
                           (Institutional Shares Only)

      The Fund's Institutional Shares are subject to a Shareholder Services Plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts for Institutional Shares. The Manager, and not the Fund, reimburses the Distributor for any such allocated expenses with respect to Institutional Shares pursuant to an undertaking in effect.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

      For the fiscal year ended September 30, 2001, no fee was paid by the Fund under the Shareholder Services Plan pursuant to an undertaking by the Manager.

                              HOW TO REDEEM SHARES

      REDEMPTION BY WIRE OR TELEPHONE. By using this procedure, the investor authorizes the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this procedure on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Such payment will be made to a bank that is a member of the Federal Reserve System.

      REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES. The Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed on the cover to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.


      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.


      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

      FUND EXCHANGES. An investor may purchase, in exchange for Institutional Shares or Investor Shares of the Fund, shares of the same class of Dreyfus Institutional Yield Advantage Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management, or Dreyfus Treasury Prime Cash Management, which have different investment objectives and policies that may be of interest to investors.


      Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. By using the Telephone Exchange Privilege, an investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares in certificate form are not eligible for telephone exchange. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, quarterly or annual basis), in exchange for Institutional Shares or Investor Shares of the Fund, in shares of the same class of Dreyfus Institutional Yield Advantage Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management, or Dreyfus Treasury Prime Cash Management. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges". Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, the investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares issued in certificate form are not eligible for this privilege. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated.

      The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                        DETERMINATION OF NET ASSET VALUE


     VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by one or more independent pricing services (the "Service") approved by the Board. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Expenses and fees, including the management fee, Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, or Dreyfus Insitutional Short-Term Treasury Fund, which have different investment objectives and policies that may be of interest to investors.


      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, for the fiscal year ended September 30, 2001. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Any dividend or distribution paid shortly after the purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return on investment in an economic sense although taxable as discussed in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.


      Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

      Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter, and the purchase price paid to, and sale price received from, market makers for the securities may reflect the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the expenses of its research department.

                             PERFORMANCE INFORMATION


      For the thirty-day period ended September 30, 2001, the Fund's current yield was 2.88% for Institutional Shares and 2.61% for Investor Shares. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The QUOTIENT IS THEN ADDED TO 1, AND THAT SUM IS RAISED TO THE 6TH power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


      For the one year period ended September 30, 2001, the Fund's average annual total return for Institutional Shares was 9.41%, and for Investor Shares was 9.66%. For the five year period ended September 30, 2001, the Fund's average annual total return for Institutional Shares was 6.34%, and for Investor Shares was 6.18%. The Fund's average annual total return from inception (October 29, 1993) for Institutional Shares was 6.18%, and for Investor Shares was 6.05%. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's cumulative total return for the period October 29, 1993 (commencement of operations) through September 30, 2001, was 60.80% for Institutional Shares and 59.22% for Investor Shares. Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate Monitor(TM), IBC's MonEY Fund Report(TM), Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Salomon Smith Barney Broad Investment Grade Index and other indices and industry publications. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, policies, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, the Fund's performance may be compared with the performance of other instruments, such as certificates of deposit and FDIC-insured bank money market accounts. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.


      From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


      From time to time, Fund advertising may include statistical data or general discussions about retirement and investing for retirement and the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market. Advertising materials also may refer to studies performed by The Dreyfus Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.


      .




                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

      The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Meetings of shareholders will not be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.